UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 15, 2017
(Date of earliest event reported)

ACCESS NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	000-49929 (Commission File Number)	82-0545425 (I.R.S. Employer Identification No.)

1800 Robert Fulton Drive
Suite 300
Reston, Virginia 20191
(Address of principal executive offices) (Zip Code)

(703) 871-2100
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In connection with the merger (the "Merger") of Middleburg Financial Corporation ("Middleburg") with and into Access National Corporation ("Access") pursuant to the Agreement and Plan of Reorganization, dated as of October 21, 2016 (the "Merger Agreement"), on March 15, 2017, the Board of Directors of Access approved, contingent upon and effective immediately upon the consummation of the Merger, the appointment of Jeffrey H. Culver as Executive Vice President and Chief Operating Officer of Access National Bank.  Mr. Culver entered into an employment agreement with Access, dated as of October 21, 2016, which will become effective upon the closing of the Merger (the "Culver Employment Agreement").  The Culver Employment Agreement is included as Exhibit 10.21 to this Current Report on Form 8-K and is hereby incorporated by reference herein. In addition, Mr. Culver is a shareholder of Middleburg and will receive shares of Access pursuant to the Merger.

Mr. Culver, age 48, was appointed Senior Executive Vice President and Chief Operating Officer of Middleburg and Middleburg Bank in 2013. From 2008 to 2012, Mr. Culver served as Executive Vice President and Chief Operating Officer of Middleburg and Middleburg Bank. Mr. Culver has also served as Corporate Secretary for Middleburg since November 2008. From May 2007 until December 2008, he served as Senior Vice President, Credit Administration and Strategic Planning for Middleburg.  From 2003 to 2007, Mr. Culver was Senior Vice President, Credit Administration. Mr. Culver holds a bachelor of arts degree from Ursinus College and master of arts degree in economics from American University. There are no family relationships between Mr. Culver and any of Access's directors or executive officers. Mr. Culver does not have any material interest in any transactions, relationships or arrangements with Access that would require disclosure under Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.

Also in connection with the Merger, the Access Board of Directors approved, contingent upon and effective immediately upon the consummation of the Merger, the appointment of six current directors of Middleburg, John C. Lee, IV, Childs F. Burden, Gary D. LeClair, Mary Leigh McDaniel, Janet A. Neuharth, and Gary R. Shook, to the Board of Directors of Access. John C. Lee, IV, current Chairman of Middleburg's Board of Directors, will serve as Chairman of Access's Board of Directors following the Merger. Michael G. Anzilotti, Access's current Chairman of the Board of Directors, will serve as Vice Chairman; and the Executive Committee of the Access Board of Directors shall be Mr. Anzilotti, Martin S. Friedman, Michael W. Clarke, Mr. Lee, IV, and Mr. Shook. Each director of Access following the Merger will also serve as a director of Access National Bank. Such directors will be compensated on the same basis as current Access directors. For more information on Access director compensation for 2017, please see Exhibit 10.5 to Access's Annual Report on Form 10-K for the fiscal year ended December 31, 2016, as filed with the Securities and Exchange Commission ("SEC") on March 16, 2017 (SEC File No. 000-49929), which information is hereby incorporated by reference herein.

Each Middleburg director who is being appointed to the Access Board is a shareholder of Middleburg and will receive shares of Access pursuant to the Merger. Other than as disclosed under the "Interests of Certain Middleburg Directors and Executive Officers in the Merger" section of the proxy statement/prospectus dated February 1, 2017 relating to the Merger as filed by Access pursuant to Rule 424(b) under the Securities Act of 1933, as amended, with the SEC on February 1, 2017 (SEC File No. 333-215054) (the "Joint Proxy Statement/Prospectus"), there are no arrangements or understandings between any of the Middleburg directors named above and any other person pursuant to which he or she was selected as a director and there are no material transactions between any of the Middleburg directors named above and Access or Access National Bank.  The employment agreement between Mr. Shook and Access National Bank, Middleburg Investment Group, Inc. and Middleburg Trust Company (the "Shook Employment Agreement") is included as Exhibit 10.20 to this Current Report on Form 8-K and is hereby incorporated by reference herein.

For more information regarding the directors' and Messrs. Culver's and Shook's interests in the Merger, including details regarding each of the Culver Employment Agreement and the Shook Employment Agreement, please see the "Interests of Certain Middleburg Directors and Executive Officers in the Merger" section of the Joint Proxy Statement/Prospectus, which discussion is hereby incorporated by reference herein.

Item 8.01.	Other Events.

The information set forth in Item 5.02 of this report is incorporated by reference into this Item 8.01.

About the Proposed Transaction and Where to Find It

As previously disclosed, Access and Middleburg have entered into the Merger Agreement pursuant to which Middleburg will merge with and into Access.  Access will be the surviving corporation in the Merger.

Investors are urged to review carefully and consider all public filings by Access and Middleburg with the SEC, including but not limited to their Annual Reports on Form 10-K, their proxy statements, their Quarterly Reports on Form 10-Q, and their Current Reports on Form 8-K.  The documents filed with the SEC may be obtained free of charge at the SEC's website at www.sec.gov.  The documents filed by Access with the SEC may also be obtained free of charge at Access's website at www.accessnationalbank.com or by requesting them in writing to Access National Corporation, 1800 Robert Fulton Drive, Suite 300, Reston, Virginia  20191, Attention: Investor Relations.  The documents filed by Middleburg with the SEC may also be obtained free of charge at Middleburg's website at www.middleburgbank.com or by requesting them in writing to Middleburg Financial Corporation, 111 West Washington Street, Middleburg, Virginia 20117, Attention: Investor Relations.

In connection with the Merger, Access has filed a registration statement on Form S-4 with the SEC which includes a preliminary joint proxy statement of Access and Middleburg and a preliminary prospectus of Access.  A definitive joint proxy statement/prospectus was sent to the shareholders of each company seeking the required shareholder approvals.  Before making any investment decision, investors and security holders of Access and Middleburg are urged to read carefully the entire definitive registration statement and definitive joint proxy statement/prospectus when they become available, including any amendments thereto, because they contain important information about the proposed transaction.  Information in this report (including in the exhibits hereto) is not a substitute for the registration statement or the joint proxy statement/prospectus.  Free copies of these documents may be obtained as described above.

Access, Middleburg and certain of their directors and executive officers may be deemed participants in the solicitation of proxies from Access and Middleburg shareholders in connection with the proposed transaction.  Information about the directors and officers of each of Access and Middleburg and their ownership of Access and Middleburg common stock, respectively, is set forth in the joint proxy statement/prospectus.

Forward-Looking Statements

The information presented herein contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 regarding expectations or predictions of future financial or business performance or conditions.  Forward-looking statements may be identified by words such as "may," "could," "will," "expect," "believe," "anticipate," "forecast," "intend," "plan," "prospects," "estimate," "potential," or by variations of such words or by similar expressions.  These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time.  Forward-looking statements in this communication may include, but are not limited to, statements about project impacts of and financial results generated by the transaction.  Forward-looking statements speak only as of the date they are made and Access assumes no duty to update forward-looking statements.

In addition to factors previously disclosed in Access's and Middleburg's reports filed with the SEC and those identified elsewhere in this release, the following factors, among others, could cause actual results to differ materially from the results expressed in or implied by forward-looking statements and historical performance: ability to meet closing conditions to the Merger; delays in closing the Merger; changes in asset quality and credit risk; changes in interest rates and capital markets; the introduction, timing and success of business initiatives; competitive conditions; and the inability to recognize cost savings or revenues or to implement integration plans associated with the Merger.

Item 9.01.	Financial Statements and Exhibits.

The following exhibits are incorporated herein by reference:

Exhibit No.	Description
10.5
Annual Compensation of Non-Employee Directors (incorporated by reference to Exhibit 10.5 to Access's Annual Report on Form 10-K for the fiscal year ended December 31, 2016, as filed with the SEC on March 16, 2017 (SEC File No. 000-49929)).

10.20
Employment Agreement, dated October 21, 2016 and effective upon the merger of Middleburg Financial Corporation into Access National Corporation, between Access National Bank, Middleburg Investment Group, Middleburg Trust Company and Gary R. Shook (incorporated by reference to Exhibit 10.2 to Access's Registration Statement on Form S-4 filed December 12, 2016 (SEC File No. 333-215054)).

10.21
Employment Agreement, dated October 21, 2016 and effective upon the merger of Middleburg Financial Corporation into Access National Corporation, between Access National Bank and Jeffrey H. Culver (incorporated by reference to Exhibit 10.21 to Access's Registration Statement on Form S-4 filed December 12, 2016 (SEC File No. 33-215054)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCESS NATIONAL CORPORATION

By:	/s/ Michael W. Clarke
Michael W. Clarke
President and Chief Executive Officer

Date: March 20, 2017

EXHIBIT INDEX

Exhibit No.	Description
10.5
Annual Compensation of Non-Employee Directors (incorporated by reference to Exhibit 10.5 to Access's Annual Report on Form 10-K for the fiscal year ended December 31, 2016, as filed with the SEC on March 16, 2017 (SEC File No. 000-49929).

10.20
Employment Agreement, dated October 21, 2016 and effective upon the merger of Middleburg Financial Corporation into Access National Corporation, between Access National Bank, Middleburg Investment Group, Middleburg Trust Company and Gary R. Shook (incorporated by reference to Exhibit 10.2 to Access's Registration Statement on Form S-4 filed December 12, 2016 (SEC File No. 333-215054)).

10.21
Employment Agreement, dated October 21, 2016 and effective upon the merger of Middleburg Financial Corporation into Access National Corporation, between Access National Bank and Jeffrey H. Culver (incorporated by reference to Exhibit 10.21 to Access's Registration Statement on Form S-4 filed December 12, 2016 (SEC File No. 33-215054)).